SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             ----------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 2004


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


          California                       0-27122              94-2900635
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

            3011 Triad Drive
             Livermore, CA                                           94550
(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (925) 245-3400

                                      None

          (Former Name or Former Address, if Changed Since Last Report)

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Item 12. Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition.

     On January 21, 2004, Adept Technology, Inc. ("Adept") issued a press release announcing its financial results for its fiscal 2004 second quarter ended December 27, 2003. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADEPT TECHNOLOGY, INC.



Date:  January 21, 2004                     By: /s/ Michael W. Overby
                                                -----------------------------
                                                Michael W. Overby
                                                Chief Financial Officer